UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2008

VITAL LIVING, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33211	88-0485596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5080 North 40th Street, Suite 105, Phoenix, Arizona 85018
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (602) 952-9909

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)    On February 21, 2008, Shelley International CPA (“Shelley International”) informed Vital Living, Inc. (the “Company”) that it was resigning as the independent registered public accounting firm for the Company.

Shelley International served as the Company’s independent registered public accounting firm from May 1, 2007 through and including the effective termination date of February 21, 2008. During this period, Shelley International did not issue a report on the financial statements of the Company, and there were (i) no disagreements between the Company and Shelley International on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure which disagreements if not resolved to the satisfaction of Shelley International, would have caused Shelley International to make reference to the subject matter of the disagreement in their report on the financial statements for the fiscal year ended December 31, 2007, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Shelley International to furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether Shelley International agrees with the statements made by the Company. A copy of this letter addressed to the SEC, dated April 8, 2008, is filed as Exhibit 16.2 to this Form 8-K.

(b)     On February 21, 2008, the Board of Directors of the Company engaged the accounting firm of Moore & Associates, Chartered (“Moore & Associates”) as the Company’s new independent registered public accountants to audit the Company’s financial statements.

Moore & Associates has not audited the Company’s financial statements in the two most recent fiscal years or any interim period. Prior to appointing Moore & Associates to audit the Company’s financial statements, the Company did not consult with Moore & Associates regarding any accounting, auditing, or financial reporting matters, including (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions).

Item 9.01. Financial Statements and Exhibits.

(a)          Financial Statements of Business Acquired.

Not applicable.

(b)          Pro Forma Financial Information.

Not applicable.

(c)          Shell Company Transactions.

Not applicable.

(d)          Exhibits.

16.2	Letter of Shelley International CPA to the Securities and Exchange Commission, dated April 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2008	VITAL LIVING, INC.
	By:	/s/ Stuart Benson
Stuart Benson
Chief Executive Officer